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THE RIVERFRONT INCOME EQUITY FUND

(A PORTFOLIO OF THE RIVERFRONT FUNDS)
CLASS A SHARES
CLASS B SHARES


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SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30,
2000

A Special Meeting of the Shareholders of The Riverfront Income Equity Fund (the "Fund"), a portfolio of The Riverfront Funds (the "Trust"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern
Time), on December 8, 2000. Shareholders of the Fund will be asked to vote on the changes described below. If approved by Shareholders, this change will take effect as of December 8, 2000. Shareholders will be notified if this change is not approved. Please keep this supplement for your records.

     TO APPROVE CHANGING THE FUND'S INVESTMENT OBJECTIVES FROM THE CURRENT PRIMARY INVESTMENT OBJECTIVE OF SEEKING A HIGH LEVEL OF INVESTMENT INCOME AND THE SECONDARY OBJECTIVE OF SEEKING CAPITAL APPRECIATION, TO A NEW INVESTMENT OBJECTIVE OF SEEKING

                          LONG-TERM GROWTH OF CAPITAL.

In addition, upon approval of the change in investment objective as described above, the Fund will change its name from The Riverfront Income Equity Fund to The Riverfront Select Value Fund.

The Board of Trustees has fixed October 10, 2000 as the record date for the determination of Shareholders entitled to vote at the meeting.

                                                October 10, 2000


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25884 (10/00)